Exhibit 10.1

AMENDMENT NO. 1

TO

CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (the “Amendment”) is made as of May 16, 2006 by and among Central Garden & Pet Company, a Delaware corporation (the “Company”), the institutions listed on the signature pages hereto and JPMorgan Chase Bank, National Association, as the administrative agent for the “Lenders” referred to below (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the “Credit Agreement” referred to below.

W I T N E S S E T H:

WHEREAS, the signatories hereto are parties to that certain Credit Agreement, dated as of February 28, 2006, among the Company, the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto (the “Lenders”) and the Administrative Agent (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent have agreed to the following amendment to the Credit Agreement.

1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended to restate the definition of “Operating Lease Obligations” in its entirety as follows:

“Operating Lease Obligations” of the Company and its Subsidiaries means, for any period, the aggregate amount of fixed lease payments due under all Operating Leases of the Company and its Subsidiaries during such period.

(b) Section 6.11 of the Credit Agreement is hereby amended to restate the first sentence thereof in its entirety as follows:

The Company will not permit Operating Lease Obligations of the Company and its Subsidiaries, determined as of the end of each of its fiscal quarters ending on or after March 25, 2006 for the most recently ended 4 consecutive fiscal quarters (including such fiscal quarter end), to exceed $40,000,000.

2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof and be deemed effective as of February 28, 2006, if, and only if, the Administrative Agent shall have received: (a) executed copies of this Amendment from the Company and the Required Lenders, and (b) executed copies of the Reaffirmation attached hereto in the form of Exhibit A from the existing Subsidiary Guarantors.

3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) The Company has the power and authority and legal right to execute and deliver this Amendment and the Credit Agreement (as modified hereby) and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Amendment and the performance of its obligations hereunder and under the Credit Agreement (as modified hereby) have been duly authorized by proper proceedings, and this Amendment and the Credit Agreement (as modified hereby) constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Neither the execution and delivery by the Company of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or of the Credit Agreement (as modified hereby) (i) will require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries or any order of any Governmental Authority, (iii) will violate or result in a default under any indenture, agreement or other instrument binding upon the Company or any of its Subsidiaries or its assets (including, without limitation, the Senior Subordinated Note Indenture and the Senior Subordinated Notes), or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries or (iv) will result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

(c) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement (as modified hereby) and the other Loan Documents are true and correct in all material respects (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

4. Reference to and Effect on the Credit Agreement and Loan Documents.

(a) Upon the effectiveness of this Amendment, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) The Company (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Company arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any modification of any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by means of facsimile or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

*******

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CENTRAL GARDEN & PET COMPANY as the Company

By:	/s/ Roger J. Fleishmann, Jr.
Name:	Roger J. Fleischmann, Jr.
Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, and Administrative Agent, the Issuing Bank, the Swingline Lender and a Lender

By:	/s/ Sanjina Daphtary
Name:	Sanjina Daphtary
Title:	AVP

BANK OF AMERICA, N.A., as Syndication Agent and a Lender

By:	/s/ J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title:	Vice President

CIBC WORLD MARKETS CORP., as a Co-Documentation Agent

By:	/s/ Cedric Henley
Name:	Cedric M. Henley
Title:	Managing Director

CIBC, INC., as a Lender

By:	/s/ Cedric Henley
Name:	Cedric M. Henley
Title:	Managing Director

CANADIAN IMPERIAL BANK OF COMMERCE, as an Issuing Bank with respect to the Existing Letters of Credit

By:	/s/ Cedric Henley
Name:	Cedric M. Henley
Title:	Managing Director

SUNTRUST BANK, as an Issuing Bank with respect to the Existing Letters of Credit, a Co-Documentation Agent and a Lender

By:	/s/ Samuel M. Jannetta, Jr.
Name:	Samuel M. Jannetta, Jr.
Title:	Vice President

UNION BANK OF CALIFORNIA, N.A., as a Co-Documentation Agent and a Lender

By:	/s/ J. William Bloore
Name:	J. William Bloore
Title:	Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Meggie Chichioco
Name:	Meggie Chichioco
Title:	Vice President

HARRIS, N.A., as a Lender

By:	/s/ C. Scott Place
Name:	C. Scott Place
Title:	Director

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL” NEW YORK BRANCH, as a Lender

By:	/s/ Rebecca O. Morrow
Name:	Rebecca O. Morrow
Title:	Executive Director

By:	/s/ Jessalyn Peters
Name:	Jessalyn Peters
Title:	Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark S. Supple
Name:	Mark S. Supple
Title:	Vice President and Director

BNP PARIBAS, as a Lender

By:	/s/ Katherine Wolfe
Name:	Katherine Wolfe
Title:	Managing Director

By:	/s/ Sandy Bertram
Name:	Sandy Bertram
Title:	Vice President

LASALLE BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Adam F. Lutastanski
Name:	Adam F. Lutastanski
Title:	AVP

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Dwayne L. Coker
Name:	Dwayne L. Coker
Title:	Duly Authorized Signatory

ING CAPITAL, LLC, as a Lender

By:	/s/ Marcy Lyons
Name:	Marcy Lyons
Title:	Director

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Janet Jordan
Name:	Janet E. Jordan
Title:	Vice President

CORBANK, ACB, as a Lender

By:	/s/ S. Richard Dill
Name:	S. Richard Dill
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert P. Reynolds
Name:	Robert P. Reynolds
Title:	Vice President & Senior Relationship Manager

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ F. Frank Herrera
Name:	F. Frank Herrera
Title:	Director

By:	/s/ Ronald G. Moore
Name:	Ronald G. Moore
Title:	Director

FARM CREDIT SERVICES OF AMERICA, PCA, as a Lender

By:	/s/ Curt A. Brown
Name:	Curt A. Brown
Title:	Vice President

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as a Lender

By:	/s/ Ben Mahlich
Name:	Jeff Pavlik
Title:	AVP/Lending Officer

NACM CLO I, as a Lender

By:	/s/ Joanna Willars
Name:	Joanna Willars
Title:	Authorized Signatory

BEAR STEARNS INVESTMENT PRODUCTS INC., as a Lender

By:	/s/ Jonathan Weiss
Name:	Jonathan Weiss
Title:	Authorized Signatory

WB Loan Funding 1, LLC as a Lender

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

WB Loan Funding 5, LLC as a Lender

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

Stanfield AZURE CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Collateral Manager

as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Vantage CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Asset Manager

as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund,
as a Lender

By:	/s/ John H. Costello
Name:	John H. Costello
Title:	Assistant Treasurer

Fidelity Central Investments Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio,
as a Lender

By:	/s/ John H. Costello
Name:	John H. Costello
Title:	Assistant Treasurer

Ballyrock CLO III Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

Atlas Loan Funding (Navigator), LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager
as a Lender

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

ALZETTE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

as a Lender

By:	/s/ Thomas H.B. Ewald
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc. As Asset Manager

as a Lender

By:	/s/ Thomas H.B. Ewald
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

as a Lender

By:	/s/ Thomas H.B. Ewald
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

CHAMPLAIN CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

as a Lender

By:	/s/ Thomas H.B. Ewald
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc. as Investment Advisor

as a Lender

By:	/s/ Thomas H.B. Ewald
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. As Investment Adviser

as a Lender

By:	/s/ Thomas H.B. Ewald
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser

as a Lender

By:	/s/ Thomas H.B. Ewald
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

INVESCO EUROPEAN CDO I S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

as a Lender

By:	/s/ Thomas H.B. Ewald
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

KATONAH V, LTD.
By:	INVESCO Senior Secured Management, Inc. As Investment Manager

as a Lender

By:	/s/ Thomas H.B. Ewald
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
By:	INVESCO Senior Secured Management, Inc., As Portfolio Manager

as a Lender

By:	/s/ Thomas H.B. Ewald
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

SEQUILS-LIBERTY, LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

as a Lender

By:	/s/ Thomas H.B. Ewald
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

MOSELLE CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

as a Lender

By:	/s/ Thomas H.B. Ewald
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

as a Lender

By:	/s/ Thomas H.B. Ewald
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

PETRUSSE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

as a Lender

By:	/s/ Thomas H.B. Ewald
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

as a Lender

By:	/s/ Thomas H.B. Ewald
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc. As the Asset Manager

as a Lender

By:	/s/ Thomas H.B. Ewald
Name:	Thomas H.B. Ewald
Title:	Authorized Signatory

BIRCHWOOD FUNDING LLC, as a Lender

By:	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

PACIFICA CDO IV, LTD., as a Lender

By:	/s/ Amy Adler
Name:	Amy Adler
Title:	Associate

PACIFICA CDO V, LTD., as a Lender

By:	/s/ Amy Adler
Name:	Amy Adler
Title:	Associate

PACIFICA CDO VI, LTD., as a Lender

By:	/s/ Amy Adler
Name:	Amy Adler
Title:	Associate

EXHIBIT A

Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 1, dated as of May 16, 2006 (the “Amendment”), to the Credit Agreement, dated as of February 28, 2006, by and among Central Garden & Pet Company, a Delaware corporation (the “Company”), the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as the administrative agent for the Lenders (the “Administrative Agent”) (as modified by the Amendment, and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified, the “Credit Agreement”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Each of the undersigned, by its signature below, hereby (a) acknowledges and consents to the execution and delivery of the Amendment by the parties thereto, (b) agrees that the Amendment and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Collateral Documents and the other Loan Documents to which it is a party, (c) reaffirms all of its obligations under the Loan Documents to which it is a party, (d) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents, and (e) acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in any Loan Document shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified. The Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

Dated as of May 16, 2006

IN WITNESS WHEREOF, this Reaffirmation has been duly executed as of the date first written above.

FARNAM COMPANIES, INC.
FOUR PAWS PRODUCTS, LTD.
KAYTEE PRODUCTS INCORPORATED
PENNINGTON SEED, INC.
T.F.H. PUBLICATIONS, INC.
WELLMARK INTERNATIONAL
ALL-GLASS AQUARIUM CO., INC.
CEDAR WORKS LLC
GRANT LABORATORIES, INC.
GRO TEC, INC.
GULFSTREAM HOME & GARDEN, INC.
INTERPET USA, LLC
MATTHEWS REDWOOD AND NURSERY SUPPLY, INC.
NEW ENGLAND POTTERY, INC.
NORCAL POTTERY PRODUCTS, INC.
OCEANIC SYSTEMS, INC.
PENNINGTON SEED, INC. OF NEBRASKA
PETS INTERNATIONAL, LTD.
PHAETON CORPORATION
SEEDS WEST, INC.
THOMPSON’S VETERINARY SUPPLIES, INC.

For each of the foregoing entities

By:	/s/ Stuart W. Booth
Name:	Stuart W. Booth
Title:	Its Authorized Signatory